EXHIBIT 24.1


                                POWER OF ATTORNEY


         Richard F. Craven, S. Albert Hanser, W. R. Howell, Brian R. Day, Charles A. Rey, Gerry E. Dube and John C. Harris each hereby constitutes and appoints any one or both of Richard F. Craven and John C. Harris, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign and perform any acts necessary to file any or all amendments (including post-effective amendments) to the Registration Statement with all exhibits thereto, and any and all registration statements, prospectuses, instruments or other documents as a part of or in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his substitute may lawfully do or cause to be done by virtue hereof.


         In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the date stated.


            Signature                        Title                 Date
            ---------                        -----                 ----


 /s/ Richard F. Craven              Chairman of the Board      November 19, 2001
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Richard F. Craven


 /s/ S. Albert Hanser               Director                   November 19, 2001
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S. Albert Hanser


 /s/ John C. Harris                 Director                   November 19, 2001
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John C. Harris


 /s/ W. R. Howell                   Director                   November 19, 2001
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W. R. Howell


 /s/ Brian R. Day                   Director                   November 19, 2001
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Brian R. Day


 /s/ Charles A. Rey                 Director                   November 19, 2001
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Charles A. Rey


 /s/ Gerry E. Dube                  Director                   November 19, 2001
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Gerry E. Dube